Harbor SMID Value Fund

Supplement to Prospectus & Statement of Additional Information dated March 1, 2009

Important Notice Regarding Change in Investment Policy

Harbor Fund’s Board of Trustees, on behalf of Harbor SMID Value Fund, has approved a change to the Fund’s 80% investment policy and a change in the Fund’s name from Harbor SMID Value Fund to Harbor Small Company Value Fund, effective October 31, 2009.

Summary Comparison of the Changes

	Current	New (Effective October 31, 2009)
Fund Name	Harbor SMID Value Fund	Harbor Small Company Value Fund

Principal Style Characteristics	Small to mid cap value stocks	Small cap value stocks
Principal Investments

The Fund invests primarily in equity securities, principally common stocks, of small and mid capitalization companies. We define small and mid cap companies as those with market capitalizations that fall within the range of the Russell 2500TM Value Index.

The Fund invests primarily in equity securities, principally common stocks, of small capitalization companies. We define small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Index.

80% Investment Policy

Under normal circumstances, the Fund intends to invest substantially all, but must invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of equity securities of smaller cap companies.

Under normal circumstances, the Fund intends to invest substantially all, but must invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of equity securities of small cap companies.

Comparative Index	Russell 2500TM Value Index	Russell 2000® Value Index

Harbor Small Company Value Fund hereby replaces all references to Harbor SMID Value Fund in the Prospectus and Statement of Additional Information.

The following reflects the information contained in the Risk/Return Summary for Harbor SMID Value Fund on pages 20 and 21 of the Prospectus that has changed as a result of this investment policy change. The other information contained on those pages remains unchanged:

Principal Style Characteristics

Small cap value stocks.

Principal Strategies and Investments

The Fund invests primarily in equity securities, principally common stocks, of small capitalization companies. We define small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Index. As of July 31, 2009, the range of the Index was $2.3 million to $2.2 billion, but it is expected to change frequently.

Principal Risks

In addition to the principal risks shown in the prospectus, the Fund is also subject to the following principal risk:

¢

Small cap risk: The Fund’s performance may be more volatile because it invests primarily in small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.

August 31, 2009

Investors Should Retain This Supplement For Future Reference